PREPAID EXPENSES AND OTHER RECEIVABLES (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
PREPAID EXPENSES AND OTHER RECEIVABLES
Advance to suppliers	$ 77	$ 1,310
Government institutions	334	694
Prepaid expenses and others	693	797
Total prepaid expenses and other receivables	$ 1,104	$ 2,801